Jim Gallogly, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP – Strategic Planning and Transactions
Doug Pike, VP – Investor Relations
First-Quarter 2014 Earnings
Exhibit 99.2

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Cautionary Statement

The statements in this presentation relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the business cyclicality of the chemical, polymers and refining industries; the availability, cost and price volatility of raw materials and utilities, particularly the cost of oil, natural gas, and associated natural gas liquids; competitive product and pricing pressures; labor conditions; our ability to attract and retain key personnel; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, supplier disruptions, labor shortages, strikes, work stoppages or other labor difficulties, transportation interruptions, spills and releases and other environmental risks); the supply/demand balances for our and our joint ventures’ products, and the related effects of industry production capacities and operating rates; our ability to achieve expected cost savings and other synergies; our ability to successfully execute projects and growth strategies; legal and environmental proceedings; tax rulings, consequences or proceedings;
technological developments, and our ability to develop new products and process technologies; potential governmental regulatory actions; political unrest and terrorist acts; risks and uncertainties posed by international operations, including foreign currency fluctuations; and our ability to comply with debt covenants and service our debt.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2013, which can be found at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at www.sec.gov.
The illustrative results or returns of growth projects are not in any way intended to be, nor should they be taken as, indicators or guarantees of performance. The assumptions on which they are based are not projections and do not necessarily represent the
Company’s expectations and future performance. You should not rely on illustrated results or returns or these assumptions as being indicative of our future results or returns.
This presentation contains time sensitive information that is accurate only as of the date hereof.  Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.

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Information Related to Financial Measures

We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that
EBITDA is a measure commonly used by investors. However, EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. We calculate EBITDA as income from continuing operations plus interest expense (net), provision for (benefit from) income taxes, and depreciation & amortization. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity. See Table 8 of our accompanying earnings release for reconciliations of EBITDA to net income.
While we also believe that free cash flow (FCF) and book capital are measures commonly used by investors, free cash flow and book capital, as presented herein, may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. For purposes of this presentation, free cash flow means net cash provided by operating activities minus capital expenditures and book capital means total debt plus stockholders’ equity plus minority interests.

lyondellbasell.com
Highlights

EBITDA
LTM EBITDA - $6,394 million         LTM EPS – $6.93 per share
($ in millions)
Income from Continuing Operations
($ in millions, except per share data)
1Q'14 4Q'13 1Q'13
EBITDA
$1,668 $1,543 $1,585
Income from Continuing Operations
$943 $1,177 $906
Diluted Earnings ($ / share) from Continuing Operations
$1.72 $2.11 $1.56
500
1,000
1,500
$2,000
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
300
600
900
1,200
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14

lyondellbasell.com LyondellBasell Safety Performance 5 1) Includes employees and contractors. Safety - Injuries per 200,000 Hours Worked (1) 0.0 0.1 0.2 0.3 0.4 0.5 2009 2010 2011 2012 2013 Q1' 2014

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First Quarter 2014 and Last Twelve Months (LTM)
Segment EBITDA
6
($ in millions) ($ in millions)
200
400
600
800
$1000
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
750
1,500
2,250
3,000
$3,750
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
LTM March 2014 EBITDA
First Quarter 2014 EBITDA
Q1’14 EBITDA
$1,668 million
Q1’14 Operating Income
$1,340 million
LTM March 2014 EBITDA
$6,394 million
LTM March 2014 Operating Income
$5,175 million

lyondellbasell.com
Cash Flow
7
1) Beginning and ending cash balances include cash and short-term securities; 2) Includes  accounts receivable, inventories and accounts payable; 3) Includes capital and maintenance turnaround spending.
($ in millions)
Q1 2014 LTM March 2014
(3) (2)
(1)
(2)
(1)
(3)
(1)
(1)
~ $4.4 billion in dividends and share repurchases in the LTM March 2014
$4,450
$4,379
0
4,000
6,000
$8,000
Jan 2014
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Dividends &
Share
Repurchases
Net Debt
Borrowings
Other Mar 2014
Ending
Balance
2,000
Beginning
Capex
$2,879
$4,379
0
2,000
6,000
$8,000
Apr 2013
Beginning
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Borrowings
Other
Ending
Balance
4,000
Mar 2014

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Sustained Cash Generation:
Share Repurchases & Dividends
8
1,000
2,000
3,000
4,000
$5,000
2011 2012 2013 Q1' 2014
Interim Dividends Special Dividends Share Repurchases
Cash From Operations Dividends & Share Repurchases
($ in millions) ($ in millions)
~ 15 million shares repurchased during
Q1’2014 and ~ 42 million shares
repurchased as of March 31, 2014
1,000
2,000
3,000
4,000
$5,000
2011 2012 2013 LTM March
2014
Capex Free Cash Flow
Key Statistics
1) Cash balances include cash and short-term securities.
Snapshot at March 31, 2014
LTM FCF:  $3.3 billion
LTM Capex:  $1.5 billion
Cash
(1)
:  $4.4 billion
Total Debt/LTM EBITDA: 1.1x
Total Debt/Book Capital: 37%

lyondellbasell.com
0

10
15
20
25
Oct'13 Nov'13 Dec'13 Jan'14 Feb'14 Mar'14 Apr'14
Ethane Industry Wt. Avg
(cents/lb)
9
Cold U.S. Weather Created First-Quarter
Pressure
Henry Hub Natural Gas Prices
U.S. Cost of Ethylene Production
U.S. NGL Prices
3.0
3.5
4.0
4.5
5.0
5.5
6.0
Oct'13 Nov'13 Dec'13 Jan'14 Feb'14 Mar'14 Apr'14
($/MMBTU)
0
20
40
60
80
100
120
140
160
180
10/1/2013 12/1/2013 2/1/2014 4/1/2014
Ethane Propane Butane
(cents/gal)
Source: Third party consultants’ data.
The beginning of spring has provided relief

lyondellbasell.com
(20)
0
20
40
60
Ethane Margin Naphtha Margin HDPE Margin Ethylene/HDPE Chain
Olefins & Polyolefins – Americas
Highlights and Business Drivers – 1Q’14
10
U.S. Olefins
•
Impacts from  maintenance and NGL
price volatility
•
Inventory build ahead of La Porte
turnaround
•
Metathesis unit adding to margin
Polyethylene
•
Price up ~ 3¢/lb
•
Volumes flat
Polypropylene (includes Catalloy)
•
Spread flat
•
Volumes down ~ 4%
Ethylene Chain Margins
(1)
EBITDA Performance vs. 4Q’13
Polypropylene Margins
(1)
EBITDA Margin Volume
($ in millions)
1) Source: Quarterly average industry data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.
200
400
600
800
$1000
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
0.0
1.5
3.0
4.5
6.0
1Q'13 4Q'13 1Q'14 Apr'14
(2)
1Q’13 4Q’13 1Q’14 Apr’14
(cents / lb)
(cents / lb)

lyondellbasell.com
Olefins & Polyolefins – Europe, Asia, International
Highlights and Business Drivers – 1Q’14
11
100
200
300
$400
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
(10)
5
20
35
50
1Q'13 4Q'13 1Q'14 Apr'14
HDPE Margin Naphtha Margin Ethylene/HDPE Chain
EU Olefins
•
Margin expansion – increased
cracking of advantaged feedstocks
•
Operating rate ~ 93%
Polyethylene
•
Volumes up ~ 8%
Polypropylene (includes Catalloy)
•
Volumes flat
•
Margins modestly up
JV equity income
European Ethylene Chain Margins
(1)
EBITDA Performance vs. 4Q’13
European Polypropylene Margins
(1)
EBITDA Margin Volume
(cents / lb) (cents / lb)
1) Source: Quarterly average data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.
(6)
(4)
(2)
0
2
1Q'13 4Q'13 1Q'14 Apr'14
($ in millions)
(2)

lyondellbasell.com
Intermediates & Derivatives
Highlights and Business Drivers – 1Q’14
12
EBITDA
Propylene Oxide and Derivatives
•
Higher deicer sales
Intermediates
•
Higher methanol volumes and
margins
•
Lower styrene and EG margins
Oxyfuels
EBITDA Margin Volume
Performance vs. 4Q’13
($ in millions)
EU MTBE Raw Material Margins (per Platts)
(1)
(cents / gallon)
P-Glycol Raw Material Margins (per Chemdata)
(1)
1) Data represents quarterly average; 2) The direction of the arrows reflects our underlying business metrics.
100
200
300
400
$500
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
0
40
80
120
1Q'13 4Q'13 1Q'14 Apr'14
0
20
40
60
1Q13 4Q13 1Q14 2Q14 E
(2)
(cents / lb)
• Increased raw material margins
• Shipping delays impacted volumes

lyondellbasell.com
Refining Highlights and Business Drivers – 1Q’14

0
100
200
300
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
Houston Refinery
•
Crude throughput: 247 MBPD
•
Maya 2-1-1:  $28.26 per bbl
•
Coker outage
•
Increased costs of natural gas and
RINs
EBITDA Performance vs. 4Q’13
EBITDA Margin Volume
($ in millions)
1) Light Louisiana Sweet (LLS) is the referenced light crude. Data represents quarterly average; 2) The direction of the arrows reflects our underlying business metrics.
50
100
150
$200
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
Refining Spreads (per Platts)
(1)
Refining Throughput
(2)
($ / bbl)
(MBPD)
0
10
20
30
1Q'13 4Q'13 1Q'14 Apr'14
Lt-Hvy Lt-Gasoline Lt-ULSD
Capacity = 268 MBPD

lyondellbasell.com
Projects Annual Potential Values &
Completion Timelines
14
200
400
600
800
1,000
$1,200
BD
Expansion
Methanol
Restart
PE
Debottleneck
La Porte
Expansion
Channelview
Expansion
Corpus
Christi
Expansion
Q2
Q4
Q1
Q1
Q3
Q4
Annual Potential Value
(1)
($ Million/ yr)
1) Annual potential values are based on FY 2013 industry benchmark margins.
Completed

Methanol Restart 15 Last Review Now lyondellbasell.com

Channelview Ethylene Expansion 16 Last Review Now lyondellbasell.com

La Porte Ethylene Expansion 17 Last Review Now lyondellbasell.com

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Projects Completed and Active

(1) Costs are based on recent company estimates and potential pre-tax values are based on FY 2013 industry benchmark margins.
Project
Cost
($Million)
Start-up
Potential Pre-Tax Earnings
($ Million/year)
Increase Ethane Capability and
Midwest Debottlenecks
~$50 2012 $150 - $180
EU Butadiene Expansion ~$100 Mid 2013 $40 - $50
Methanol Restart ~$180 Late 2013 $250 - $260
PE Debottleneck ~$20 Early 2014 $10 - $20
La Porte Expansion ~$510 Mid 2014 $300 - $350
Channelview Expansion ~$200 Early 2015 $90 - $110
Corpus Christi Expansion ~$600 Late 2015 $300 - $350
PP Compounding Growth ~ $40 2013 - 2016 $70 - $90
New PE line ~ $400 Mid 2017 $50 - $100
PO/TBA Joint Venture MOU 2018 $70 - $90
Total ~ $2,100 ~ $1,300 - $1,600
Complete In Construction/Permit Obtained In Development

lyondellbasell.com
First Quarter Summary and Outlook

– La Porte turnaround started in late
Q1’2014, estimate ~ 80 days
– O&P – EAI is expected to benefit from
advantaged feedstocks cracking in
the summer months
– Intermediates and Derivatives is
expected to benefit from increased
oxyfuels margins
– April 2014 Maya 2-1-1 crack spread
relatively unchanged from Q1
average
– Growth projects progressing rapidly
First-Quarter Summary Near-Term Outlook
– Impact on O&P – Americas from
maintenance, NGL volatility, and
weather related delays
– Europe olefins and polyolefins
improvement from seasonal
recovery of volumes and margins;
continued profitability in
differentiated products
– Steady Intermediates and
Derivatives results
– Houston refinery impacted by coker
maintenance
– Received permit for Corpus Christi
ethylene expansion